UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2001


                          I.A. EUROPE, INC.
     (Exact name of registrant as specified in its charter)


     Delaware                               52-2327637
  ---------------                         -------------------
State of Incorporation                   IRS Employer ID No.

14 Wall Street - 20th Floor
New York, New York                             10005
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Address of Principal Executive Offices        Zip Code

Registrant's Telephone Number     (212) 618-1801


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Item 4.  CHANGES IN FISCAL YEAR

Pursuant to a resolution of the Board of Directors of the company on October 15, 2001, the Company has elected to change its fiscal year end from December 31st to June 30th. The Company will file a Form 10K for the transition period from December 31st to June 30th within ninety (90) days of October 15, 2001, the date which the determination to change the fiscal year was made by the Company.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2001

I.A. EUROPE, INC.

/s/ Victor Minca
-----------------------
By: Victor Minca
Chief Executive Officer